UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2025

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1 Madison Ave., Suite 1600

New York, New York 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 1, 2025, Franklin BSP Realty Trust, Inc. (the "Company") filed a Current Report on Form 8-K (the “Original Form 8-K) with the U.S. Securities and Exchange Commission (the "SEC"), in connection with the consummation on July 1, 2025, of the previously announced purchase of all of the issued and outstanding membership interests and units of NewPoint Holdings JV LLC ("NewPoint") by FBRT OP LLC ("Purchaser OP"), a consolidated subsidiary of the Company, and FBRT Sub REIT TRS LLC, also a consolidated subsidiary of the Company (together with Purchaser OP, "Purchaser"). On July 30, 2025, the Company filed a Current Report on Form 8-K/A to amend the Original Form 8-K to provide financial statements in accordance with the requirements of Item 9.01 of Form 8-K.This Current Report on Form 8-K/A is being filed to amend the Original Form 8-K to provide the pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b)

Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K in connection with the acquisition of NewPoint are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit
No.	Description
99.4	Unaudited pro forma condensed combined financial information of Franklin BSP Realty Trust, Inc. as of June 30, 2025 and for the six months ended June 30, 2025 and year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Chief Operating Officer

Date: August 1, 2025